AGL Resources

Citigroup Marketing - Boston IR Update Meeting

June 20, 2005

Important Note to Investors

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. Information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our filings with the Securities and Exchange Commission, including our Form 8-K of management's discussion of selected financial data for the year-ended December 31, 2004, filed with the commission on January 28, 2005, Form 8-K for the company's earnings release for the year-ended December 31, 2004, filed with the commission on January 28, 2005, Form 10-K for the year-ended December 31, 2004 filed with the commission on February 15, 2005, Form 8-K for the company's earnings release for the quarter-ended March 31, 2005 filed with the commission on April 27, 2005, Form 8-K of management 's discussion of selected financial data for the quarter-ended March 31, 2005, filed with the commission on April 27, 2005, and Form 10-Q for the quarter-ended March 31, 2005, filed with the commission on May 5, 2005. Caution should be taken for you not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we have no current intention to update.

Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Who We Are ...

- Largest natural gas distribution company in Southeast and Mid-Atlantic
- Market capitalization of $2.9 billion
- $5.6 billion in assets
- Primarily a regulated business; focused on gas only
- Strategic niche player in non-utility businesses: asset management; retail marketing; wholesale dark fiber
- Experienced, stable and ethical management team
- Active, engaged board of directors
- Value-oriented investment

Premier East Coast Gas Operations

The Platform

- 2.3 MM customers – scale to succeed
- Florida to New Jersey geographic footprint
- Unique gas position across Eastern US

Key Benefits of NUI Acquisition

- Cost management and growth opportunities
- Diversified regulatory and weather footprint
- Expansion of regulated business platform
- Ability to optimize under-managed assets



Elizabethtown Gas
Columbia Pipeline**
Elkton Gas
Saltville, VA Storage
Virginia Natural Gas
Early Grove, VA Storage
Virginia Gas
East Tennessee Pipeline**
Chattanooga Gas
Atlanta Gas Light
Sonat Pipeline**
Florida City Gas
Jefferson Island Storage
Sequent
Transco Pipeline**

State	Customers (000s)
GA	1,575
NJ	267
VA	264
FL	104
TN	62
MD	6
Total	2,278

** Assets not owned by AGL.. Saltville, Virginia Gas Storage and Virginia Gas Pipeline assets still shown as transaction to sell assets to Duke Energy Transmission has not yet closed.

Our Long-Term Value Proposition

Target


4-6%
Year-to-year earnings per share growth
4-6%
Competitive dividend yield

Actual

EPS growth from 2000-2004 has averaged 14%.

Dividend yield ranged from 3.5% percent to 4.3% during 2004.

EPS and Dividend Growth

2005 Annualized Dividend of $1.24


EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.16
$1.14
$1.12
$1.10
$1.08
$1.06
$1.04
$1.40
$1.67
$1.84
$2.03
$2.30
$1.08
$1.08
$1.08
$1.11
$1.15
2000
2001
2002
2003
2004

AGL Resources

Debt-To-Capitalization


6.4 MM shares issued
February 14, 2003
$137 MM net proceeds
11.04 MM shares issued
November 18, 2004
$332 MM net proceeds
80%
70%
60%
50%
40%
30%
20%
10%
0%
68.9%
68.4%
66.5%
58.6%
57.9%
53.4%
2000
2001
2002
2003
2004
Q1 2005

AGL Resources

ATG: A Track Record of Delivering on Promises

Proven Track Record of Solid Total Returns Growth...



148%
98%
48%
-2%
Price Appreciation
Dividend Yield
S&P
19%
15%
11%
47%
36%
38%
62%
44%
9%
141%
88%
-11%
ATG
Peers
S&P
ATG
Peers
S&P
ATG
Peers
S&P
ATG
Peers
S&P
2004
2 Years
3 Years
5 Years

AGL Resources

Proven Track Record

- Strong business systems and management philosophy
- Significant capital investments generating sustainable earnings

Quarterly EPS



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
IBES Mean Estimate
Actual EPS

NOTE - March 31, 2005 EPS does not reflect potential impact of Atlanta Gas Light Company Rate Case (Docket No. 18638-U).

AGL Resources

Strong, Regulated Earnings Base With Closely Related Earnings From Two Other Businesses


EBIT From Operations
16%
2%
7%
75%
Distribution Operations
Wholesale Services
Energy Investments
Retail Energy

2004


EBIT From Operations
15%
-1%
7%
79%
Distribution Operations
Wholesale Services
Energy Investments
Retail Energy

2003

Note: 2003 EBIT from Operations results have been adjusted downward to account for favorable one-time items.

Nonregulated Businesses Have Significant Regulated Characteristics

SouthStar (Retail Marketing)

- Retail is part of all traditional utilities
- Business is highly regulated
  - Fees and charges determined by tariff
  - Strong credit tariff
- Georgia legislature considered and rejected re-regulation in 2002 – the competitive Georgia environment is mature and stable

Sequent (Asset Management)

- Conducts optimization services for all AGL Resources-owned utilities
- 35% of gross margin is related to AGL Resources' utilities
- Sharing arrangements approved by regulatory agencies in each state provide significant customer benefits

First Quarter 2005 Results
(in millions, except per share amounts)

	Three Months		
	3/31/2005	3/31/2004	Fav/(Unfav)
Operating Revenues	$ 912	$ 651	$ 261
Cost of Gas	572	393	(179)
Operation and Maintenance Expenses	115	93	(22)
Depreciation and Amortization	33	24	(9)
Taxes Other Than Income	11	8	(3)
Total Operating Expenses	**731**	**518**	**(213)**
Operating Income	**181**	**133**	**48**
Other Income	1	1	-
Minority Interest	(13)	(11)	(2)
Earnings Before Interest & Taxes	**169**	**123**	**46**
Interest Expense	26	16	(10)
Earnings Before Income Taxes	**143**	**107**	**36**
Income Taxes	55	41	(14)
Net Income	**$ 88**	**$ 66**	**$ 22**
EPS			
Basic	$ 1.15	$ 1.02	$ 0.13
Diluted	$ 1.14	$ 1.00	$ 0.14
Shares Outstanding			
Basic	76.9	64.6	12.3
Diluted	77.6	65.4	12.2

	Three Months		
	3/31/2005	3/31/2004	Fav/(Unfav)
Distribution Operations	$ 123	$ 82	$ 41
Retail Energy Operations	40	33	7
Wholesale Services	4	12	(8)
Energy Investments	5	1	4
Corporate	(3)	(5)	2
Consolidated EBIT	169	123	46

AGL Resources

Distribution Operations Overview

		AGLC	VNG	CGC	ETG	FCG	Elkton
EBIT ($MM)	[1]	$ 187	$ 48	$ 9	$ 43	$ 4	$ 3
Rate Base ($MM)	[2]	$ 1,188	$ 325	$ 94	$ 397	$ 121	$ 5
% Equity	[3]	47.93%	52.4%	35.5%	53.0%	36.8%	47.8%
Authorized ROE	[8]	10.9%	10% - 11.4%	10.2%	10.0%	11.25%	12.5%
Authorized ROR	[8]	8.53%	9.24%	7.43%	7.95%	7.36%	10.50%
Actual ROR	[4]	N/C	9.20%	7.14%	6.50%	6.05%	6.82%
Headroom ($000's)	[5]	N/C	$ (73)	$ 270	$ 11,075	$ 2,452	$ 220
Average Customers (000's)	[6]	1,564	264	62	267	104	6
Average Monthly Throughput	[7]	19.8	2.9	1.4	5.0	0.8	N/A
Peak Day Demand	[7]	1.8	0.3	0.1	0.4	0.04	N/A
Storage Capacity	[7]	55.6	10.2	4.8	14.0	0.0	N/A

Footnotes

[1] YTD 2004 utility EBIT excludes distribution operations corporate, and NUI estimated full year EBIT
[2] Rate base for Elkton estimated as Elkton has not had a rate case since 1992 and the commission does not require rate base to be updated.
Rate base for AGLC is what was approved by the GPSC under Docket No. 18638-U on April 27, 2005.
[3] % Equity from last approved rate case. AGLC as approved by the GPSC on June 10, 2005.
[4] For the 12-months ended December 31, 2004.
[5] Headroom is additional operating income that can be generated before exceeding authorized ROR. For AGLC, headroom based on mid-point of 11%.
[6] Average number of end-use customers represents an average for 2004 except Elizabethtown Gas and Florida City Gas, which are 12/04 amounts.
[7] In million of dekatherms.
[8] As approved by the GPSC on June 10, 2005 under Docket No. 18638-U for AGLC.
N/C - Not calculated as GPSC approved new rates on June 10, 2005.

NUI Integration and Earnings Accretion

Progress through March 2005

- Five executives terminated
- 243 employee severances to date including resignations, relocations
- 192 additional employees scheduled for severance
- 352 employees reporting to centralized departments
- Bedminster office closed
- Leak call and customer complaint processes transitioned to AGL Customer Call Center
- Financial systems converted end of February 2005 – first of March 2005
- Full access to all corporate systems and data as of end of 1st quarter
- Executed PSA to sell interest in Saltville, Virginia Gas Pipeline and Virginia Gas Storage to Duke Energy for $62 million, subject to working capital. Closing expected by end of 3rd quarter 2005.
- New Jersey and Florida appliance businesses in process of being closed.



2005 Breakeven EBITDA*
From Acquisitions
($MM)
$125
$100
$75
$50
$25
$0
$105*
38
Depreciation
28
Interest (5.0%)
15
Taxes (38.5%)
24
Net Income (11.04 MM shares * $2.25)
EBITDA Breakeven
$105
8% of NUI's 2003 normalized non-fuel O&M
9
Synergies Needed
12
JISH
84
NUI 03 Normalized
NUI + JISH EBITDA

*EBITDA Breakeven Assumes:

- $900MM combined enterprise value of NUI and JISH
- Includes NUI's regulatory settlement cost ($26MM) but no transaction expenses
- $332MM of equity issued at $31.01
- Target of $2.25 '05 EPS (low side of '05 guidance communicated on January 28, 2005)

AGL Resources

Distribution Operations Metrics

Customers per Employee


1,038
518
1,000
800
600
400
200
0
2004*
AGL
NUI

*Numbers are on a fiscal year basis, except NUI (12/04)

O&M per Customer


If NUI's O&M per customer reached AGL's level, it would mean savings of ~$58MM, or 52% of NUI's total O&M.
$400
$350
$300
$250
$200
$150
$100
$302
$152
$168
2004*
2005E
AGL
NUI

*Numbers are on a fiscal year basis, and NUI is for 2003. 2005 is an annualized amount based on consolidated AGL for 1st quarter 2005 O&M per customer of $42.

AGL Resources

Sustaining Superior Performance: The Devil Is In The Details


Avg. End-Use Customers (000)
2,400
2,300
2,200
2,100
2,000
1,900
1,800
1,838
1,880
2,266
2003
2004
1st QTR 2005


Cost Per New Meter ($)
$3,400
$2,900
$2,400
$1,900
$1,400
$900
$1,028
$996
$3,292
2003
2004
NUI - 11/04


EBIT Per Customer ($)
$160
$140
$120
$100
$80
$60
$40
$127
$131
$53
2003
2004
Q1 2005

*Numbers are on a fiscal year basis, except 2005, which is for first quarter and not necessarily indicative of an annualized EBIT per customer.

- Technology
- Marketing focus
- Acquisitions
- Process efficiency

Sequent: Defined Approach to Marketing, Asset Management, and Risk Management

Business Focus

- ***Asset Management:*** Capture value from idle or underutilized transportation and storage assets – for both affiliates and non-affiliates
- ***Wholesale Trading and Marketing:*** primarily with load-serving entities (LDCs, integrated electrics/utilities, industrials)
- ***Origination:*** Selectively seek third-party asset management (recent examples: Roanoke Gas Co. and Bluefield Gas Co.)
- ***Producer Services:*** Aggregate natural gas supply from small and medium size producers

Market Focus

- Primary markets include the Southeast, Mid-West, Mid-Atlantic and Northeast regions. NUI extends footprint further into Northeast

Risk Management

- Principally an arbitrage business with net flat book (10-day VaR < $1MM)
- Single commodity: natural gas
- Strong portfolio credit quality and no credit losses to date

Counterparty Credit Ratings

As a Percent of Credit Exposure



3%
44%
53%
A- or Higher
BBB+ to BBB-
BB+ and Below

Credit Exposure by Counterparty Type



Banking, 4%
Other, 1%
Chemical, 6%
Electric Utility and Integrated Electric, 25%
Manufacturing, 5%
Oil and Gas, 8%
Natural Gas Transportation, 8%
Natural Gas Utility, 43%

AGL Resources

Sequent: Physical Logistics To Capitalize on Inherent Market Volatility



Volume
Sales Volume (Bcf/day)
2.5
2.0
1.5
1.0
0.5
-
1.4
1.8
2.1
2.3
2002
2003
2004
1Q05



Value at Risk (VaR)
Period average VaR (millions)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0.1
0.2
0.1
0.3
0.1
0.3
0.2
0.5
2002 *
2003
2004
1Q05
1 Day VaR
10 Day VaR



Counterparties & Pipelines by Quarter
Active Counterparties
Number of Pipelines
300
250
200
150
100
50
0
60
50
40
30
20
10
0
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
3/31/2005
Quarter Ended
Active Counterparties
Pipelines on which business is conducted



Gross Margin
% of Total
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
37%
63%
65%
35%
2003
2004
Affiliated Asset Management
3rd Party Asset Management Origination & Trading

AGL Resources

SouthStar Energy Continues to Generate Annuity-Like Returns

- Georgia's leading retail gas marketer with 531,000 average customers as of March 2005
- Market share consistently in the 36% to 38% range
- Strong margins come largely from fixed charges
- Focused on maintaining high-quality customer base and improving efficiency of operations
- Bad debt expense at currently 1.3% of total revenue compared to 5.2% in 2001


SouthStar EBIT*
In millions
$80
$70
$60
$50
$40
$30
$20
$10
$20
$41
$63
$74
2001
2002
2003
2004

*Denotes EBIT for 100% of the partnership.


Firm Gross Margin
Fixed
Variable
80%
70%
60%
50%
40%
30%
20%
10%
2001
2002
2003
2004

AGL Resources

Jefferson Island: An Annuity with Opportunity

- Salt-cavern storage 10 miles northeast of Henry Hub; working gas capacity of 6.9 Bcf
- Facility was accretive to earnings from day one -- $3.5 million EBIT contribution in 1st Quarter 2005
- Expanding inventory cycle from 10- to 12-turn; capital cost $9 million with expected completion on or around end of 3rd quarter 2005
- Evaluating economics of leaching third cavern; would add a minimum 5 Bcf additional working gas capacity. Leaching process could take up 18 months (2007/2008).
- Successfully subscribed 60% of former AEP capacity and cavern now fully subscribed with staggered contract terms expiring starting in 2006 through 2010
- Strategically located asset – Gulf Coast proximity and pipeline interconnections put us clearly in the middle of LNG infrastructure expansion plans


Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
IN
KY
WV
VA
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL
Henry Hub
JISH
Gulf of Mexico
AGL Resources, Mapping Services, July 2004

Jefferson Island Acquisition: Strategic Asset at an Attractive Price

Salt-cavern storage facility located near Henry Hub in Erath, LA with 6.9 Bcf of working gas capacity

High Deliverability:

- 10-turn annual inventory cycle; expandable with added compression

Low-Cost Expansion Option:

- Expand existing caverns or develop new caverns at deep discount to greenfield development cost

Strategic Asset:

- Storage provides flexibility for utilities and asset management business. Sequent released capacity at competing salt storage facility and will utilize 2Bcf

Superior Location

- Interconnects with seven interstate pipelines, one intrastate pipeline, and the Henry Hub



LEGEND
Pipeline Header
Jefferson Island Storage & Hub
2 - 16" Pipeline Headers
200,000
200,000
200,000
200,000
200,000
200,000
200,000
200,000
LIG
Tennessee
Texas Gas
NGPL
Sea Robin
Henry Hub (Sabine)

$81MM[1] net purchase price

- Represents about 6.5x EBITDA.
- Replacement Cost estimated at $120MM
- AEP purchased for approx. $210MM [2] in 1998 and invested approx. $35MM to increase working gas capacity from 2.7Bcf to 7.1Bcf

(1) 1.4Bcf of inventory included in the sale and sold shortly after close

(2) In 1998, AEP purchased $320MM of natural gas midstream assets from Equitable Resources, Inc. and allocated approx. $210MM of the purchase price to JISH

Peak Demand Grows Faster Than Average

Declining Use Per Customer Masks The Challenge of Infrastructure Development



Natural Gas Use Per Residential Customer
Normalized Mcf per Year
120
100
80
60
40
20
0
1980
1990
2001
2010
2020

Patterns in Residential Natural Gas Consumption, 1980-2001. American Gas Association, May 28, 2004



Compound Annual Growth Rate of Gas Consumed
(Residential and Commercial Customers)
Since 1973, winter load (Dec-Feb) is growing more than twice as fast as annual load
Percent
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.33
0.80
Annual Growth
Winter Growth

AGL Resources

Peaking Projects


Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Old Colonial Line
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island LNG

Southern Natural Gas Pipeline Purchase (Georgia)

- 250 miles of pipe for $32 million
- Improves Macon-to-Atlanta LNG deliverable capacity and reliability
- Closed March 1, 2005

Pivotal Propane of Virginia

- Operational 1st quarter 2005
- Improves system reliability and serves peak demand
- Rates allow capital recovery at 10.9% ROE
- Total capital cost approximately $30 million
- Potential for expansion


DC
Cove Point LNG
VNG Propane
Pivotal Propane



SNG Purchase Provides Flexibility in Georgia Market



Atlanta Gas Light Company
PROPOSED POOL GROUPS
Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
NORTH
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island

- $32 million asset purchase from Southern Natural Gas
- Acquisition of 250 miles of pipeline and associated meter stations
- Extension of current SNG contracts
- Improves Macon to Atlanta deliverable capacity and reliability
- Provides opportunities around Elba Island LNG supply
- January 19, 2005 FERC approved the abandonment of Southern Natural's facilities to Atlanta Gas Light Company
- Transactions closed March 1, 2005

Virginia Propane Facility Fully Operational







- Operational as of 1st quarter 2005
- Improve reliability of VNG system
- Regulatory recovery approved with a 10.9% ROE
- Total construction costs approximately $30MM

AGL Resources

Regulatory Status

- **AGLC (Atlanta Gas Light Company)**
  - 2005 proposed rate increase of $26MM (ROE band of 10.2% to 12.2%) or approximately 5% of base rates and 1.5% of total bill
  - GPSC (Georgia Public Service Commission) Adversary Staff proposed comprehensive rate plan resulting in a rate decrease of $56 million.
  - GPSC approved rate decrease of $21.9 million on April 27, 2005 based on Advisory Staff recommendation.
  - GPSC approved a stipulation/settlement that vacated the April 2005 order, and AGLC accepted the settlement on June 10, 2005. The settlement freezes base rates billed to customers for five years and requires AGLC to recognize reduced revenues of $5 million (for a total of $25 million). New base rates effective May 1, 2005. (see slides 27 to 29)
  - Capacity supply plan has been approved for 3 years and asset management until March 2006.
- **VNG (Virginia Natural Gas)**
  - Weather normalization extended for 2 years
  - VSCC (Virginia State Corporation Commission) Staff has alleged that VNG is over earning by approximately $15 million on a projected test year basis in connection weather normalization program. VNG has responded that VSCC Staff claims are without merit and has committed to filing a rate case by July 1, 2005.
  - Asset Management audit of Sequent on-going – Asset management expires October 2005.
  - $30MM investment in Pivotal Propane should earn authorized ROE (10.9%)
- **CGC (Chattanooga Gas Company)**
  - Base rate increase of $0.6MM plus $0.7MM recovery of bad debt effective 10/1/04
  - TRA denied CGC reconsideration and upheld the ROE decision of 10.2%, and the percentage equity decision of 35.5%.
- **ETG (Elizabethtown Gas)**
  - 3-year rate freeze with PBR in years 4 and 5 with rate case in year 5
  - Sequent became asset manager on April 1, 2005 for 3 years at $4MM per year
  - Filed in April 2004 for pipeline replacement program rider to replace 88 miles of 8" to 12" main pipe starting in September 2005and extending for 3-years at an estimated cost of $42 million.
  - Filed June 1, 2005 for new commodity gas cost rates to go into effect October 1, 2005. Typical residential rates would increase 2.82% (from $1.259/therm to $1.2945/therm). New Jersey law mandates the June 1 filing and as such Public Service Gas & Electric filed for an increase ranging from 8.6% to 10.7% and New Jersey Natural Gas filed for a 4.2% increase (typical residential bill would go from $1.2299/therm to $1.2839/therm).
- **CG (Florida City Gas)**
  - Base rate increase of $6.7MM effective from 2/23/04

AGLC Rate Case Timeline

- **October 1, 2004** – AGLC filed for $25.6 million rate increase ($16 million depreciation, $6 million operating expenses and $ 4 million return)
- **February 25, 2005** - GPSC Adversary Staff filed proposed comprehensive rate plan for a rate decrease of $55.6 million
- **April 22, 2005** - GPSC Advisory Staff, comprised of individuals not on the Adversary Staff, presented to the GPSC commissioners (but not AGLC) a proposed comprehensive rate plan recommendation for a rate decrease of $27.1 million, as opposed to a proposed settlement between AGLC and Advisory and/or Adversary Staff.
- **April 27, 2005** - GPSC commissioners consider Advisory Staff's recommendation, which had not been seen by AGLC nor had it been written in the form of an actual proposed order. The GPSC commissioners vote 3 to 2 to accept the recommendation, with three amendments resulting in a rate decrease of $21.9 million
- **April 29, 2005** – AGLC files Motion for Immediate Stay of Order pending reconsideration and/or rehearing. Additionally, GPSC issues final order with new base rates going into effect May 1, 2005.
- **May 3, 2005** – GPSC Commission votes 5 – 0 to hold special session on May 4, 2005 to consider Motion for Immediate Stay of Order.
- **May 4, 2005** – GPSC votes 5-0 in favor of a limited stay of order for 40 days with respect to recapture of $21 million pre-tax gain on September 2003 sale of real property and subsequent amortization into base rates over 10 years.
- **May 9, 2005** – AGLC files Petition for Rehearing, Reconsideration and Oral Argument
- **May 31, 2005** – GPSC voted 4-1 to reconsider April 29, 2005 Order
- **June 10, 2005** – GPSC voted 3-2 to approve a stipulation/settlement, and AGLC accepted settlement that vacates the April 29, 2005 order, freezes base rates billed to customers for five years and requires AGLC to recognize $5 million in reduced base revenues on an annual basis (totaling $25 million).

AGLC Rate Case Outcomes

- GPSC April 29, 2005 Order vacated in its entirety.
- Base rates charged to customers in effect as of April 30, 2005 are frozen for five years through April 30, 2010.
- Reduced base revenues of $25 million will be recognized over the five- year period, $5 million a year.
- AGLC cannot seek, nor can the GPSC Commission initiate, a new rate proceeding during the five-year period. AGLC required to file information for a general rate case on November 1, 2009.
- The incremental difference between recognized revenues and cash actually received under the Pipeline Replacement Program (PRP) will hold constant charges to customers that would have otherwise increased. The monthly PRP surcharge rate for residential customers will be held constant at $1.29 through 2007, increasing to $1.95 in 2008 for the remainder of the program.
- PRP extended for five years requiring all replacements to be completed by December 2013. PRP extension allows, among other things, for greater coordination with the City of Atlanta's $1.9 billion sewer system rebuild. AGLC and GPSC Commission staff will work together to determine actual timing to replace pipe through December 2013.
- $4.3 million in capital costs associated with the purchase of 250 miles of pipeline from Southern Natural Gas, a subsidiary of El Paso corporation to be recovered through PRP. Remaining capital costs of approximately $32.7 million to be included in rate base and collected through base rates.
- Rate of return on equity set at 10.9%, resulting in an overall rate of return of 8.53%.
- Capital structure consists of 4.14% short-term debt (at a cost of 2.96%), 47.93% long-term debt (at a cost of 6.64%) and 47.93% common equity.
- Annual reduction to earnings before taxes (EBT) is $10.5 million or approximately $6.5 million in net income ($0.08 earnings per share). The EBT reduction consists of the $5 million reduction in recognized base rate revenues, $2 million in Energy Conservation Program expenditures, $1.5 million in increased social responsibility program costs and $2.0 million in lower carrying charges on PRP expenditures to date and on gas stored for marketers.
- The projected, partial year 2005 earnings impact is estimated to be an EBT reduction of $7.0 million or approximately $4.3 million in net income ($0.06 earnings per share).
- The company's accounting treatment of the sale of its former headquarters property sale was left in place.
- The company will work to offset the impact of the rate case settlement through (1) cost efficiencies and resource improvements at Atlanta Gas Light and at corporate headquarters, and (2) acceleration of planned technology projects.

Georgia Power, Savannah Electric – AGLC Comparison

	Previously Approved ROE	Current and Recent Rate Cases: Company's Proposed	Staff's Proposed	Commission Approved
Georgia Power	12.5% PBR Dead band: 10% - 12.95%	12.5% ROE ($325 million increase)	9.25% ROE ($57MM decrease)	11.25% ROE PBR Dead band: 10.25% - 12.25% ($194 million increase)
Savannah Electric	12.0%	12.5% ROE ($22.2 million increase)	9.375% ROE ($1.2 million decrease)	10.75% ROE PBR Dead Band: 9.75% to 11.75% ($9.6 million increase)
Atlanta Gas Light	11.0% PBR Dead band: 10.0% - 12.0%	11.2% PBR Dead band: 10.2% - 12.2%	9.00% ROE ($56MM decrease)	10.9% ROE ($5.0MM decrease)

Line of Sight to Significantly Improved Cash Flow

A Strong Long-term Outlook Due to the Extension of PRP Rider Program and Completion of ERC Rider Program



($MM)
$500
$400
$300
$200
$100
$0
'05-'09 FFO
CAGR = 5%
FFO
70
113
36
45
75
167
40
95
93
199
25
27
52
93
150
25
35
94
150
25
35
94
150
25
35
94
150
25
35
2003
2004
2005P
2006P
2007P
2008P
2009P
PRP
ERC
NUI
Other CapEx
Dividends*

Excess cash available for debt pay-down, dividend increases or growth initiatives

Cash Outflows

*Assumes no dividend increase

AGL Resources

ATG Valuation

Superior Performance…



Historical Total Return
150%
100%
50%
0%
19%
15%
47%
36%
62%
44%
141%
88%
ATG
Peers
2004
2 Years
3 Years
5 Years
Price Appreciation.
Dividend Yield

… Yet Discounted Valuation



P/E
20
18
16
14
12
10
15.1
16.3
13.9
15.3
2005 P/E (x)
2006 P/E (x)
ATG
Peers



Payout
80%
70%
60%
50%
40%
53%
67%
2004 Payout Ratio
ATG
Peers



Yield
6%
4%
2%
0%
3.6%
4.3%
Dividend Yield
ATG
Peers

Notes:
1) LDC Peer Group includes ATO, CGC, GAS, NJR, NWN, PGL, PNY, UGI and WGL

AGL Resources

AGL Resources